SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): FEBRUARY 9, 2004


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                   000-02324                    11-1974412

 (State of Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)



 35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                        11803
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


99.1 Press release dated February 9, 2004 issued by Aeroflex Incorporated ("Registrant").


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 9, 2004, the Registrant issued a press release announcing the Registrant's financial results for the second fiscal quarter ended December 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AEROFLEX INCORPORATED


                                  By:     /s/Michael Gorin
                                          ----------------
                                  Name:   Michael Gorin
                                  Title:  President

Dated:   February 9, 2004